                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          ARGONAUT TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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

                                [ARGONAUT LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 28, 2001

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Argonaut Technologies, Inc. (the "Company"), a Delaware corporation, will be held on Thursday, June 28, 2001 at 2:00 p.m. local time, at the Hotel Sofitel, Redwood City, California for the following purposes:

          1. To elect two (2) Class I Directors to the Company's Board of Directors to serve for a three year term and until their successors are duly elected and qualified (Proposal One);

          2. To ratify the appointment of Ernst & Young LLP as independent auditors to the Company for the fiscal year ending December 31, 2001 (Proposal Two); and

          3. To transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on May 14, 2001 are entitled to notice of and to vote at the meeting.

                                      Sincerely,

                                             /s/ MICHAEL J. O'DONNELL
                                      ------------------------------------------
                                                 Michael J. O'Donnell
                                                      Secretary

San Carlos, California
May 30, 2001

                             YOUR VOTE IS IMPORTANT

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS. THE PROXY STATEMENT AND THE RELATED PROXY FORM ARE BEING DISTRIBUTED ON OR ABOUT MAY 30, 2001. YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

     - COMPLETE AND RETURN A WRITTEN PROXY CARD

     - ATTEND THE COMPANY'S 2001 ANNUAL MEETING OF STOCKHOLDERS AND VOTE

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING, HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO VOTE BY MARKING, SIGNING, DATING AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS VOTED VIA RETURNED A PROXY CARD.

                          ARGONAUT TECHNOLOGIES, INC.
                          887 INDUSTRIAL ROAD, SUITE G
                              SAN CARLOS, CA 94070
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of Argonaut Technologies, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the Hotel Sofitel in Redwood City, California on Thursday, June 28, 2001, at 2:00 p.m., local time, and at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company's principal executive offices are located at the address listed at the top of the page and the telephone number is
(650) 598-1350.

     The Company's Annual Report, containing consolidated financial statements for the fiscal year ended December 31, 2000, is being mailed together with these proxy solicitation materials to all stockholders entitled to vote. This Proxy Statement, the accompanying Proxy and the Company's Annual Report will first be mailed on or about May 30, 2001 to all stockholders entitled to vote at the meeting.

     THE COMPANY SHALL PROVIDE WITHOUT CHARGE TO EACH STOCKHOLDER SOLICITED BY THESE PROXY SOLICITATION MATERIALS A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, TOGETHER WITH THE CONSOLIDATED FINANCIAL STATEMENTS AND CONSOLIDATED FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE FILED WITH THE ANNUAL REPORT, UPON REQUEST OF THE STOCKHOLDER MADE IN WRITING TO ARGONAUT TECHNOLOGIES, INC., 887 INDUSTRIAL ROAD, SUITE G, SAN CARLOS, CALIFORNIA 94070, ATTN: INVESTOR RELATIONS.

RECORD DATE AND SHARE OWNERSHIP

     Stockholders of record at the close of business on May 14, 2001 (the "Record Date") are entitled to notice of and to vote at the meeting and at any adjournment(s) thereof. The Company has authorized 120,000,000 shares of Common Stock, $0.0001 par value per share, and 10,000,000 shares of Preferred Stock, $0.0001 par value per share. As of the Record Date, there were 19,145,817 shares of Company Common Stock and no shares of Company Preferred Stock issued or outstanding.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (A) delivering to the Company at its principal offices (i) a written notice of revocation or (ii) a duly executed proxy bearing a later date or (B) attending the meeting and voting in person.

VOTING

     On all matters, each share has one vote.

SOLICITATION OF PROXIES

     The cost of soliciting proxies will be borne by the Company. The Company has retained the services of U.S. Stock Transfer to aid in the solicitation of proxies from brokers, bank nominees and other institutional owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     Votes cast by proxy or in person at the Annual Meeting ("Votes Cast") will be tabulated by the Inspector of Elections (the "Inspector") who will be an employee of the Company. The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. In general, Delaware law provides that a quorum consists of a majority of shares entitled to vote and present or represented by proxy at the meeting.

     The Inspector will treat shares that are voted WITHHELD or ABSTAIN as being present and entitled to vote for purposes of determining the presence of a quorum but will not be treated as votes in favor of approving any matter submitted to the stockholders for a vote. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted (i) to elect the two Class I Director nominees listed herein to the Company's Board of Directors to serve for a three year term and until their successors are duly elected and qualified; (ii) to ratify Ernst & Young as independent auditors of the Company for the fiscal year ending December 31, 2001; and (iii) to transact such other business as may properly be brought before the Annual Meeting or any adjournment(s) thereof.

     If a broker indicates on the enclosed proxy or its substitute that such broker does not have discretionary authority as to certain shares to vote on a particular matter (broker non-votes), those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

     In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Broker non-votes with respect to proposals set forth in this Proxy Statement will therefore not be considered "Votes Cast" and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Stockholders may present proposals for action in our proxy statement for next year. To have your proposal considered, you must deliver it to the Company's Corporate Secretary at our principal executive office no later than November 23, 2001. The Company's bylaws contain specific procedural requirements regarding a stockholder's ability to nominate a director or submit a proposal to be considered at a meeting of stockholders. If you would like a copy of the procedures contained in our bylaws, please contact:

       Assistant Corporate Secretary
       Argonaut Technologies, Inc.
        887 Industrial Road, Suite G
        San Carlos, California 94070
        (650) 598-1350

     For next year's annual meeting of stockholders, the persons appointed by proxy to vote stockholders' shares will vote those shares according to their best judgment on any stockholder proposal the Company receives after March 8, 2002.

                                  PROPOSAL ONE

                       ELECTION OF TWO CLASS I DIRECTORS

     The Company's Board of Directors is divided into three classes, with the terms of office of Class I, II and III expiring at the annual meetings of 2001, 2002 and 2003, respectively. The Company currently has seven directors with two directors in Class I and Class II and three directors in Class III. The current Class I directors, Dr. Hingge Hsu and Ms. Lissa Goldenstein, will stand for re-election to the Board of Directors at the 2001 Annual Meeting, and, if elected, will serve for a three-year term of office continuing until the 2004 Annual Meeting and until the successors are duly elected and qualified. Class II directors, Mr. Brook Byers and Mr. Sam Colella, terms of office expire at the 2002 Annual Meeting. Class III directors, Dr. David Binkley, Dr. Brian Metcalf and Dr. William Rastetter, terms of office expire at the 2003 Annual Meeting.

     At each annual meeting of stockholders beginning with the 2001 Annual Meeting, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election and until their successors have been duly elected and qualified. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named above, who are currently directors of the Company. The nominees have consented to be named as nominees in the proxy statement and to continue to serve as directors if elected. If a nominee becomes unable or declines to serve as a director or if additional persons are nominated at the meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of the nominees listed above if possible (or, if new nominees have been designated by the Board of Directors, in such a manner as to elect such nominees), and the specific nominees to be voted for will be determined by the proxy holders.

     The Company is not aware of any reason that a nominee will be unable or will decline to serve as a director. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of the Company.

VOTE REQUIRED

     Directors will be elected by a plurality vote of the shares of the Company's Common Stock present or represented and entitled to vote on this matter at the meeting. Accordingly, the candidates receiving the highest number of affirmative votes of shares represented and voting on this proposal at the meeting will be elected Class I Directors of the Company. Votes withheld from a nominee and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but, because directors are elected by a plurality vote, will have no impact once a quorum is present. See "Quorum; Abstentions; Broker Non-Votes."

NOMINEES AND DIRECTORS

     The following table sets forth certain information regarding our directors and nominees as of May 22, 2001.

                NAME                  AGE                  POSITION                  DIRECTOR SINCE
                ----                  ---                  --------                  --------------
David P. Binkley, Ph.D. ............  46     Chairman and Chief Executive Officer    1996
Brook H. Byers(1)(2)................  54     Director                                1995
Samuel Colella(1)...................  60     Director                                1995
Lissa A. Goldenstein................  45     Director, President and Chief           2001
                                             Operating Officer
Hingge Hsu, M.D.(2).................  43     Director                                1999
Brian Metcalf, Ph.D. ...............  54     Director                                2000
William Rastetter, Ph.D.(1)(2)......  52     Director                                1995

---------------
(1) Member of Compensation Committee

(2) Member of Audit Committee

     There is no family relationship between any director or executive officer of the Company.

NOMINEES

LISSA A. GOLDENSTEIN

     Ms. Goldenstein is the Company's President and Chief Operating Officer since her promotion in April 2001. She joined the Company in January 1998 as the Vice President, Sales and Marketing. In August 2000, Ms. Goldenstein was promoted to Sr. Vice President and Chief Business Officer. From 1994 to 1997, Ms. Goldenstein was Sr. Vice President, Worldwide Sales with Molecular Simulations, a provider of molecular modeling and simulation software for life and materials science research which was subsequently purchased by Pharmacopeia, Inc. Ms. Goldenstein has a B.S. in Architectural Engineering from Pennsylvania State University and received her Professional Engineers license as a civil engineer in the State of California in 1981.

HINGGE HSU, M.D.

     Dr. Hsu is a Managing Director of the Private Equity Group with Lehman Brothers in New York, which he joined in May 2001. From 1998 to 2001, he was a partner with Schroder Ventures, Boston, a dedicated healthcare and life sciences private equity fund, where he has had the primary responsibility for biotechnology and other life sciences investments. From 1996 to 1998, Dr. Hsu was a principal in the Investment Banking Department at Robertson Stephens where he led a variety of equity and merger and acquisition transactions in the life sciences sector. From 1995 to 1996, and from 1993 to 1995, he held various business development and strategic planning positions at Chiron Corporation and Gensia, Inc., respectively. Dr. Hsu received a B.A. degree in chemistry and biology from the University of California, San Diego, an M.D. degree from Yale University School of Medicine and an M.B.A. from Harvard Business School.

BOARD OF DIRECTORS

DAVID P. BINKLEY, PH.D.

     Dr. Binkley is the Company's Chairman and Chief Executive Officer since his appointment in April 2001. He joined the Company in December 1996 as the President, Chief Executive Officer and Director. From 1993 to 1996, Dr. Binkley served as a Vice President at Perkin-Elmer Corporation, a scientific instrumentation company, where he was responsible for its worldwide organic analysis business including molecular spectroscopy and data analysis. Dr. Binkley joined Perkin-Elmer in 1979 and held a series of increasingly responsible technical and management positions before becoming Vice President. Dr. Binkley has a B.S. in Chemistry from Elizabethtown College and a Ph.D. in Chemistry from Virginia Tech. Dr. Binkley's term expires in 2003.

BROOK H. BYERS

     Mr. Byers has served as a partner of Kleiner Perkins Caufield & Byers, a private venture capital firm that he joined in 1977. He also serves as a director of Ventro, Inc., Drugstore.com, Inc. and a number of privately held technology companies. Mr. Byers sits on the Board of Directors of the University of California, San Francisco Foundation and is director of the California Healthcare Institute. Mr. Byers is a member of the Company's Audit Committee and Compensation Committee. Mr. Byers' term expires in 2002.

SAMUEL COLELLA

     Mr. Colella is currently a Managing Director in Versant Ventures and Institutional Venture Partners which he joined in 1977, as well as a Special Partner in Redpoint Ventures. Mr. Colella is a Director of AngioTrax, Benefit Point, Collabrys, DoubleTwist, Medpool, Mycometrix, Symyx (SMMX), SurroMed, Syrrx, and Thermage. He has been an officer in the National Venture Capital association, the Western Association of Venture Capitalists and the American Entrepreneurs for Economic Growth. Mr. Colella has a BS in Business and Engineering from the University of Pittsburgh and an MBA from Stanford University. Mr. Colella is a member of the Company's Compensation Committee. Mr. Colella's term expires in 2002.

BRIAN METCALF, PH.D.

     Dr. Metcalf is Senior Vice President and Chief Scientific Officer with Kosan Biosciences. From December 1983 to March 2000 Dr. Metcalf was the Senior Vice President of Discovery Chemistry and Platform Technologies with SmithKline Beecham. Dr. Metcalf received his B.S. and Ph.D. in Organic Chemistry from the University of Western Australia and performed his postdoctoral work at Stanford University. Dr. Metcalf's term expires in 2003.

WILLIAM RASTETTER, PH.D.

     Dr. Rastetter is the Chairman, President and Chief Executive Officer of IDEC Pharmaceuticals Corporation. In addition, from 1988 to 1993 he served as IDEC's Chief Financial Officer. Dr. Rastetter also serves as a director of Spiros Development Corporation II, a Dura Pharmaceuticals affiliated company formed to conduct research and development on products and devices to treat respiratory disorders. Dr. Rastetter is a member of the Company's Audit Committee and Compensation Committee. Dr. Rastetter's term expires in 2003.

DIRECTOR COMPENSATION

     We do not provide cash compensation to members of our Board of Directors for serving on our Board of Directors or for attendance at committee meetings. Members of our Board of Directors are reimbursed for expenses in connection with attendance at Board of Directors and committee meetings. In consideration for services as non-employee directors, we have in the past granted options to purchase the Company's common stock pursuant to the terms of our stock plans, and the Board of Directors continues to have the discretion to grant options to new non-employee directors.

     Beginning in 2001, our existing outside directors who are not "beneficial owners" of 2.5% or more of the Company's total voting power on the date of any grant will each receive annual nondiscretionary grants of options to purchase 4,400 shares of our common stock after the Annual Stockholders meeting. The Company will grant an option for 13,200 shares at the fair market value on the date of grant to each individual who first becomes a non-employee director. These shares vest monthly over a three-year term, provided the individual remains an outside director on such dates. "Fair market value" is defined as the closing price of the Company's common stock on the date the option is granted.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of five meetings during the fiscal year ended December 31, 2000. No director serving throughout fiscal year 2000 attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees of the Board upon which such director served. The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. The Board of Directors does not have a standing Nominating Committee.

     During 2000, the Audit Committee was composed of Brook Byers, James Schlater and Hingge Hsu. In May of 2001, James Schlater resigned from the Board of Directors and was replaced on the committee by William Rastetter. The Audit Committee is responsible for assuring the integrity of our financial control, audit and reporting functions. It reviews with our management and our independent accountants the effectiveness of our financial controls, accounting and reporting practices and procedures. In addition, the Audit Committee reviews the qualifications of our independent accountants, makes recommendations to the Board of Directors regarding the selection of our auditors, and reviews the scope, fees and results of activities related to audit and non-audit services. The Audit Committee met twice during fiscal 2000. A copy of the Audit Committee Charter is attached to this Proxy as Appendix A. A report of the Audit Committee for the year ended December 31, 2000 is included later in this Proxy.

     The Compensation Committee consists of Brook Byers, Samuel Colella and William Rastetter. Its principal responsibility is to administer our stock plans and to set the salaries and incentive compensation, including stock option grants, for the Chairman and Chief Executive Officer, formerly the President and Chief Executive Officer. The Compensation Committee held one meeting during fiscal 2000. A report of the Compensation Committee is included later in this Proxy.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of our executive officers serves as a member of the Board of Directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our board of directors or compensation committee.

     THE CLASS II AND III DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE TO RE-ELECT THE TWO CLASS I DIRECTOR NOMINEES LISTED ABOVE TO THE COMPANY'S BOARD OF DIRECTORS TO SERVE FOR A THREE YEAR TERM AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

                                  PROPOSAL TWO

        RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT
             AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001

     The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2001, and recommends that stockholders vote for ratification of such appointment. Although action by stockholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection or ratification, the Board of Directors, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board of Directors determines that such a change would be in the best interest of the Company and its stockholders. In the event of a negative vote or ratification, the Board of Directors will reconsider its selection.

     Ernst & Young has audited the Company's consolidated financial statements since the fiscal year ended December 31, 1995. Representatives of Ernst & Young are expected to be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so. The representatives of Ernst & Young are also expected to be available to respond to appropriate questions.

AUDIT FEES

     The aggregate fees for professional services rendered by Ernst & Young in connection with their audit of our consolidated financial statements and review of the consolidated financial statements included in our quarterly reports on Form 10-Q for the fiscal year ended December 31, 2000 were $119,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Ernst & Young did not provide any services related to financial information systems design and implementation for the fiscal year ended December 31, 2000.

ALL OTHER FEES

     The aggregate fees billed for all other services rendered by Ernst & Young for the fiscal year ended December 31, 2000 were $493,900 for audit related services which included review of SEC registration statements, issuance of comfort letters and consents and consultations related to acquisitions; and $106,500 for non-audit services which included tax consultations, preparation of tax returns and due diligence related to acquisitions.

REVIEW OF AUDITOR INDEPENDENCE

     The Audit Committee of the Board of Directors has considered whether the provisions of non-audit services by Ernst & Young, as described above in "Financial Information Systems Design and Implementation Fees" and "All Other Fees," is compatible with maintaining Ernst & Young's independence as the Company's principal auditor.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the Votes Cast is required to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth as of May 14, 2001, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each director and each nominee for director to the Company, (ii) each of the executive officers named in the Summary Compensation Table appearing herein,
(iii) any person (including any group as that term is used in Section 13(d)(3) of the Exchange Act), known by the Company to be the beneficial owner of more than 5% of the Company's voting securities, and (iv) all directors, nominees for director and named executive officers of the Company as a group. The number and percentage of shares beneficially owned are based on the aggregate of 19,145,817 shares of Common Stock outstanding as of May 14, 2001. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of May 14, 2001 are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage of ownership of that person but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person. The Company does not know of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company. The address for those individuals for which an address is not otherwise indicated is: 887 Industrial Road, Suite G, San Carlos, CA 94070.

                                                                                           PERCENT OF
                                                                            SHARES           SHARES
                                                         NUMBER OF        ACQUIRABLE      BENEFICIALLY
                   BENEFICIAL OWNER                     SHARES OWNED    WITHIN 60 DAYS       OWNED
                   ----------------                     ------------    --------------    ------------
DIRECTORS AND NAMED EXECUTIVE OFFICERS
  David P. Binkley, Ph.D. ............................     397,960          97,199             2.6%
  Lissa A. Goldenstein................................      34,203          40,197               *
  Jan K. Hughes.......................................     242,446          24,720             1.4%
  Laura S. Lehman, Ph.D.(1)...........................      32,420           7,335               *
  Terry D. Long.......................................      77,055           8,251               *
  Brook H. Byers(2)...................................   2,238,810              --            11.7%
  Samuel Colella(3)...................................   2,542,327              --            13.3%
  Hingge Hsu, M.D. ...................................          --              --
  Brian Metcalf, Ph.D. ...............................          --           9,170               *
  William Rastetter, Ph.D. ...........................      48,738          26,409               *
  All directors and named executive
  officers as a group (10 persons)....................   5,613,959         213,281            30.1%
FIVE PERCENT STOCKHOLDERS
  Funds associated with Institutional Venture
  Partners(3).........................................   2,542,327              --            13.3%
     3000 Sand Hill Road, Building 2, Suite 290
     Menlo Park, CA 94025
  Funds associated with Kleiner Perkins Caulfield &
  Byers(4)............................................   2,209,171              --            11.5%
     2750 Sand Hill Road
     Menlo Park, CA 94025
  Funds associated with Lone Pine Capital(5)..........   1,725,600              --             9.0%
     2 Greenwich Plaza
     Greenwich, CT 06830
  Funds associated with Schroder Ventures(6)..........   1,530,434              --             8.0%
     P.O. Box HM 1368
     Hamilton, HM FX
     Bermuda
  Funds associated with RS Investment Management Co.,
  LLC(7)..............................................   1,175,384              --             6.1%
     388 Market Street
     San Francisco, CA 94111

---------------
 *  Represents beneficial ownership of less than 1%.

(1) Dr. Lehman, the Company's former Vice President, Business Development, left the employ of the Company on May 1, 2001.

(2) Includes 29,639 shares owned directly and 2,209,171 shares held by Kleiner Perkins Caulfield & Byers VII, as listed below in note 4. Mr. Brook Byers, one of our directors, is a general partner of these funds. Mr. Byers disclaims beneficial ownership of the shares held by these funds listed in note 4, except to the extent of his pecuniary interest therein.

(3) Includes 2,460,020 shares held by Institutional Venture Partners, VI, L.P., 60,646 shares held by Institutional Venture Management VI and 21,661 shares held by IVP Founders Fund I. Mr. Samuel Colella, one of our directors, is a general partner of these funds. Mr. Colella disclaims beneficial ownership of the shares held by these funds except to the extent of his pecuniary interest therein.

(4) Includes 2,209,171 shares held by Kleiner Perkins Caulfield & Byers VII. Mr. Brook Byers, one of our directors, is a general partner of these funds. Mr. Byers disclaims beneficial ownership of the shares held by these funds except to the extent of his pecuniary interest therein.

(5) Includes 62,121 shares held by Lone Spruce, L.P., 136,326 shares held by Lone Balsam, L.P., 113,889 shares held by Lone Sequoia, L.P. and 1,413,264 shares held by Lone Pine Capital, L.L.C.

(6) Includes 1,207,446 shares held by Schroder Ventures Life Sciences Fund II, LP1 and 322,988 shares held by Schroder Ventures Life Sciences Fund II, LP2.

(7) Includes 766,523 shares held by RS&CO IV, L.P., 253,137 shares held by The Robertson Stephens Orphan Fund, L.P., 155,724 shares held by The Robertson Stephens Orphan Offshore Fund, L.P.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

     The following table sets forth all compensation paid during fiscal years 2000, 1999 and 1998 to the Company's Chairman and Chief Executive Officer, and each of the Company's four other most highly compensated executive officers whose annual compensation exceeded $100,000 for fiscal year 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                                                      COMPENSATION
                                                                                         AWARDS
                                                               ANNUAL COMPENSATION     SECURITIES
                                                               -------------------     UNDERLYING
         NAME AND PRINCIPAL POSITION            FISCAL YEAR     SALARY      BONUS       OPTIONS
         ---------------------------            -----------    --------    -------    ------------
David P. Binkley, Ph.D. ......................     2000        $267,455    $56,959           --
  Chairman of the Board of Directors and           1999         238,818     53,536      132,042
  Chief Executive Officer, formally President      1998         224,374     68,689           --
  and Chief Executive Officer
Lissa A. Goldenstein..........................     2000         173,310     90,167       39,613
  President and Chief Operating Officer,           1999         158,048     55,312       30,810
  Director, formally Sr. Vice President and        1998         150,000     30,206       57,218
  Chief Business Officer
Jan K. Hughes.................................     2000         162,244     26,832           --
  Sr. Vice President and Chief Technical
     Officer                                       1999         143,298     24,153       17,606
                                                   1998         132,150     26,683           --
Laura S. Lehman, Ph.D. .......................     2000         192,013     14,203           --
  Vice President, Business Development             1999          69,182         --       88,028
                                                   1998              --         --           --
Terry D. Long.................................     2000         160,588     28,065           --
  Vice President, Engineering                      1999         149,782     25,263        2,971
                                                   1998         139,238     29,240       14,635

                             OPTION GRANTS IN 2000

     The following table sets forth information concerning grants of stock options to each of the executive officers named in the Summary Compensation Table during 2000. The option granted to this executive officer in 2000 was granted under the 1995 Incentive Stock Plan, as amended. The option granted will vest 1/3 per year over three years based on achievement of corporate objectives. To the extent that any of the options that do not vest, the underlying shares of Common Stock will be canceled and returned to the plan. Prior to our initial public offering, all options were granted at fair market value as determined by the Board of Directors on the date of grant. Following our public offering, all options were granted at fair market value as determined by the closing stock price on the date of grant.

     Potential realizable value represents hypothetical gains that could be achieved for the options if exercised at the end of the option term assuming the fair market value of the Common Stock on the date of grant appreciates at 5% and 10% over the option term. For options granted before the Company's initial public offering, the offering price of $15.00 was used as the fair market value on the date of grant. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the Securities and Exchange Commission and do not represent our estimate or projection of the Company's future Common Stock price.

                                                  INDIVIDUAL GRANTS
                                 ----------------------------------------------------
                                  NUMBER OF                                             POTENTIAL REALIZABLE VALUE
                                 SECURITIES     % OF TOTAL                                AT ASSUMED ANNUAL RATES
                                 UNDERLYING       OPTIONS                                OF APPRECIATION OF STOCK
                                   OPTIONS      GRANTED TO     EXERCISE                    PRICE FOR OPTION TERM
                                   GRANTED       EMPLOYEES     PRICE PER   EXPIRATION   ---------------------------
             NAME                DURING 2000   DURING PERIOD     SHARE        DATE          5%             10%
             ----                -----------   -------------   ---------   ----------   -----------   -------------
Lissa A. Goldenstein...........    39,613          6.01          $5.68      4/27/10      $742,879      $1,316,187

       AGGREGATE OPTION EXERCISES IN 2000 AND VALUES AT DECEMBER 31, 2000

     The following table summarizes options exercised during 2000 and presents the value of unexercised options and sets forth information concerning exercisable and unexercisable stock options held by the executive officers named in the Summary Compensation Table at December 31, 2000. The value of unexercised in-the-money options is based on the fair market value per share, as of December 31, 2000, of the Company's Common Stock underlying the options minus the actual exercise prices. All options were granted under the Company's 1995 Incentive Stock Plan, as amended. Except as otherwise noted, these options vest over four years and otherwise generally conform to the terms of the Company's 1995 Incentive Stock Plan, as amended.

                                                              NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                   OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                                                DECEMBER 31, 2000           DECEMBER 31, 2000(1)
                           SHARES ACQUIRED      VALUE      ---------------------------   ---------------------------
          NAME              UPON EXERCISE    REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          ----             ---------------   -----------   -----------   -------------   -----------   -------------
David P. Binkley,
  Ph.D. .................      102,240        $816,697       64,646         109,577       $514,335       $819,686
Lissa A. Goldenstein.....       34,203         269,475       16,504          76,934        127,629        395,343
Jan K. Hughes............       25,611         203,146       13,367          22,532        103,110        171,640
Laura S. Lehman,
  Ph.D. .................           --              --       29,343          58,685        216,082        432,156
Terry D. Long............       76,831         646,092        3,301           7,897         25,867         61,444

---------------
(1) Value is determined by subtracting the exercise price of an option from the $8.50 per share fair market value of the Company's Common Stock as of December 31, 2000.

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

     The following is the report of the Compensation Committee of the Board of Directors with respect to the compensation paid to the Company's executive officers during the fiscal year ended December 31, 2000. Actual compensation paid during fiscal 2000 by the named executive officers is shown in the Summary Compensation Table above.

     During 2000, the Compensation Committee of the Company's Board of Directors consisted of Brook Byers, Samuel Colella and William Rastetter, Ph.D. No member of our committee during 2000 was an employee of the Company or any of its subsidiaries. Each member qualifies as a "non-employee director" under Rule 16b-3 of the Securities Exchange Act of 1934 and as an "outside director" under
Section 162(m) of the Internal Revenue Code.

     Our committee has overall responsibility for the Company's executive compensation policies and practices. Our committee's functions include:

     - Determining the compensation of the President and Chief Executive Officer, David P. Binkley, Ph.D.

     - On recommendation of the President and Chief Executive Officer, reviewing and approving the other executive officers' compensation, including salary and payment under the annual executive bonus plans.

     - Granting awards under the Company's stock incentive plans.

     Our committee is providing the following report on the Company's executive compensation policies, the relationship of the Company's performance to executive compensation, and the President and Chief Executive Officer's compensation.

  Compensation Policies

     The Company's executive compensation policies are designed to address a number of objectives, including rewarding financial performance and motivating executive officers to achieve significant returns for stockholders. The Company's policies rely on two principles:

     - First, a significant portion of executive officers' total compensation should be in the form of stock-based incentives, and

     - Second, a large portion of their cash compensation should be at risk and vary, depending on meeting stated financial objectives.

     When establishing salaries, bonus levels and stock-based awards for executive officers, our committee considers the individual's role, responsibilities and performance during the past year, and the amount of compensation paid to executive officers in similar positions of comparable companies, based on periodic reviews of competitive data obtained from independent sources. Our committee reviews companies whose size, rates of growth and financial returns are similar to the Company's.

     Our committee uses comparative data to set compensation targets that will provide executive officers with total compensation that:

     - Exceeds the average amounts paid to similar executives of comparable companies in years in which the Company achieves superior performance, and

     - Falls below the average amounts paid to similar executives of comparable companies in years in which the Company fails to achieve superior performance.

     However, our committee also makes discretionary and subjective determinations of appropriate compensation amounts to reflect, for example, the Company's philosophy of compensating executives for the success they achieve in managing specific functions.

     In the case of executive officers other than Dr. Binkley, our committee places considerable weight on the recommendations of Dr. Binkley.

  The Importance of Ownership

     A fundamental basis of the Company's compensation policy is that significant equity participation creates a vital long-term partnership between management and other stockholders. Through various stock incentive plans such as the 1995 Incentive Stock Plan and the 2000 Incentive Stock Plan, the benefits of equity ownership are extended to non-employee directors, executive officers and employees of the Company and its subsidiaries. As of March 31, 2001, the directors and executive officers of the Company owned an aggregate of 946,191 shares of Common Stock and had the right to acquire an additional 201,598 shares of Common Stock upon the exercise of stock options.

ANNUAL BASE SALARY

     The Company believes that base salary is frequently a significant factor in attracting, motivating and retaining skilled executive officers. Accordingly, our committee reviews base salaries of executive officers annually and generally sets the base salary of executive officers at or near the average of the levels paid by the other companies it reviews.

VARIABLE COMPENSATION

  Corporate Executive Bonus Plan

     The Company's Corporate Executive Bonus Plan covers all executive officers. This bonus plan pays bonuses each year based on the achievement of corporate performance and individual performance, with the exception of Dr. Binkley who receives all of his annual incentive compensation based on corporate performance. For all officers with the exception of Dr. Binkley, corporate performance and individual performance are weighted 50/50% in the determination of the bonus payment. This bonus plan is paid out at a percentage of each participant's bonus target. Targets are expressed as a percentage of base salary, which our committee determines based on the factors discussed earlier in this report.

  Corporate Performance

     The target bonus is adjusted upward or downward, according to a payout matrix our committee adopted when we set the target bonus. This results in a payout of a multiple (or fraction) of the target bonus depending on our corporate performance. The factors determining bonuses in the matrix are pre-tax operating profit margin compared to budget and net revenue compared to budget. In 2000, the Company met a pre-tax operating loss goal of ($7.7) million and a net revenue goal of $17 million. Based on this performance, executive officers that participate in this bonus plan earned bonuses exceeding their target bonus amounts for 2000.

  Individual Performance

     Annual cash bonuses are paid based on the Compensation Committee's determination of each officer's individual contribution to the attainment of corporate performance objectives. Our committee makes this determination based on the recommendation of Dr. Binkley. In general, his recommendations are based in significant part on the officer's success in achieving specific goals identified in the officer's business plans.

  Stock Incentive Plan

     The Company has two stock incentive plans, 1995 Incentive Plan and the 2000 Incentive Plan, which the Board and Stockholders have adopted and approved in these years, respectively. Under the plan our committee grants stock options to executive officers, based on the factors discussed earlier in this report. We believe that annual stock option awards provide a powerful incentive to executive officers to obtain superior performance results, thereby linking the objectives of management and of stockholders. The stock-based incentive is the only long-term incentive currently payable to executive officers.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

  David P. Binkley, Ph.D.

     Dr. Binkley, the Company's President and Chief Executive Officer, is compensated based on a letter of employment that was entered into between the Company and Dr. Binkley in December 1996. Under the terms of his letter of employment, Dr. Binkley receives a base salary, which has been adjusted annually by the compensation committee. Dr. Binkley's annual bonus, if any, is up to 40% of his base salary. The determination of Dr. Binkley's annual bonus is based solely on corporate performance as outlined in the Corporate Executive Bonus Plan. Our committee has the authority to adjust the factors used in determining corporate performance on an annual basis.

     Based on his demonstrated leadership during the year in exceeding corporate financial objectives, Dr. Binkley's salary was adjusted at the beginning of 2001 by 15% to $305,223 and he received a cash bonus of $111,326. The Company exceeded its targets established at the beginning of 2000 for earnings per share and net revenue for the year. Specifically, the Company's performance was at a weighted average of 104.85% of the pre-established targets for earnings per share and net revenue for 2000.

                                          COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS

                                          Brook H. Byers, Chairman
                                          Samuel Collela
                                          William Rastetter, Ph.D.

                         REPORT OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

     The following is the report of the Audit Committee of the Board of Directors. The purpose of the Audit Committee is to monitor the Company's system of internal accounting controls, to make recommendations to the Board of Directors regarding the selection of independent auditors and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters which require the Board of Directors' attention. The Board of Directors believes that all of the members of the Audit Committee are "independent directors" as defined under applicable definitions.

     The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2000 with management and Ernst & Young LLP. In addition, the Audit Committee has discussed with Ernst & Young, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committee). The Audit Committee also has received the written disclosures and the letter from Ernst & Young as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed the independence of Ernst & Young with that firm. The Audit Committee also has considered the non-audit services provided by Ernst & Young and determined that the services provided are compatible with maintaining the independent accountants independence.

     Based on the Audit Committee's review of the matters noted above and its discussions with the Company's independent auditors and the Company's management, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Company's Annual Report on Form 10-K, as amended.

                                          Respectfully Submitted by:

                                          MEMBERS OF THE AUDIT COMMITTEE OF
                                          THE BOARD OF DIRECTORS

                                          Brooks H. Byers, Chairman
                                          James Schlater
                                          Hingge Hsu, M.D.

PERFORMANCE GRAPH

     The following graph shows the percentage change in the cumulative return to the stockholders of the Company's Common Stock with the cumulative return of the Nasdaq Index and of Nasdaq Biotech Index for the period commencing July 19, 2000, the effective date of the Company's initial public offering, and ending on December 31, 2000. Returns for the indices are weighted based on market capitalization at the beginning of each measurement point.

      COMPARISON OF HISTORICAL SIX MONTH CUMULATIVE TOTAL RETURN(*) AMONG
                          ARGONAUT TECHNOLOGIES, INC.,
                         THE NASDAQ COMPOSITE INDEX AND
                            THE NASDAQ BIOTECH INDEX

                              [PERFORMANCE GRAPH]

                    CUMULATIVE TOTAL RETURN AT PERIOD ENDED

--------------------------------------------------------------------------------
Company/Index/Market   Jul-00    Aug-00    Sep-00    Oct-00    Nov-00    Dec-00
--------------------------------------------------------------------------------
 Argonaut
  Technologies,
  Inc.                  $100      $116      $124      $120       $74       $57
 Nasdaq Biotech
  Index                  100       104       101        92        80        83
 Nasdaq Composite
  Index                  100       101        88        81        62        59
--------------------------------------------------------------------------------

---------------
(*) The graph assumes that $100 was invested on July 19, 2000, in the Company's
    Common Stock, at the offering price of $15.00 per share, and $100 was invested on July 19, 2000, in each of the Nasdaq Composite Index and the Nasdaq Biotech Index, and that all dividends were reinvested. The Company has not declared or paid any dividends on the Company's Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

     The information contained above under the captions "Report of the Compensation Committee of the Board of Directors" and "Performance Graph" shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, (the "Securities Act") or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to
Section 16(a). Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during fiscal 2000 all executive officers and directors of the Company complied with all applicable filing requirements.

CERTAIN BUSINESS RELATIONSHIPS AND RELATED PARTY TRANSACTION

     In the Company's last fiscal year, there has not been nor is there currently proposed any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of the Common Stock of the Company or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than the transaction described below.

     In December 1996, David P. Binkley, Ph.D., Chairman and Chief Executive Officer of the Company borrowed $200,000 in exchange for a note secured by the officer's residence. The note and accrued interest, at a rate of 6.31% per annum, are due at the earlier of December 17, 2001, disposition of the officer's residence, or at the time of separation from the Company.

INDEMNIFICATION

     The Company has entered into indemnification agreements with each of its directors and officers. Such indemnification agreements will require the Company to indemnify its directors and officers to the fullest extent permitted by Delaware law.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: May 30, 2001

                                                                      APPENDIX A

                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                       OF
                          ARGONAUT TECHNOLOGIES, INC.

PURPOSE:

     The purpose of the Audit Committee of the Board of Directors of Argonaut Technologies, Inc. (the "Company") shall be:

     - to provide oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process;

     - to provide the Company's Board of Directors with the results of its monitoring and recommendations derived therefrom;

     - to nominate to the Board of Directors independent auditors to audit the Company's financial statements and oversee the activities and independence of the auditors; and

     - to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the attention of the Board of Directors.

     The Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP:

     The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors. On or before June 14, 2001, the members will meet the following criteria:

          1. Each member will be an independent director, in accordance with the Nasdaq National Market Audit Committee requirements;

          2. Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements; and

          3. At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

     The responsibilities of the Audit Committee shall include:

     - Providing oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process;

     - Recommending the selection and, where appropriate, replacement of the independent auditors to the Board of Directors;

     - Reviewing fee arrangements with the independent auditors;

     - Reviewing the independent auditors' proposed audit scope, approach and independence;

     - Reviewing the performance of the independent auditors, who shall be accountable to the Board of Directors and the Audit Committee;

     - Requesting from the independent auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independent Standards Board Standard No. 1, and engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors;

     - Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

     - Discussing with the Company's independent auditors the matters required to be discussed by Statement on Accounting Standard No. 61, as it may be modified or supplemented;

     - Reviewing with management, before release, the audited financial statements and Management's Discussion and Analysis in the Company's Annual Report on Form 10-K;

     - Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e)(3) of
       Schedule 14A;

     - Reviewing the Audit Committee's own structure, processes and membership requirements; and

     - Performing such other duties as may be requested by the Board of Directors.

MEETINGS:

     The Audit Committee will meet at least quarterly. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

     The Audit Committee will meet separately with the independent auditors as well as members of the Company's management as it deems appropriate in order to review the financial controls of the Company.

MINUTES:

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

     Apart from the report prepared pursuant to Item 306 of Regulation S-K and
Item 7(e)(3) of Schedule 14A, the Audit Committee will summarize its examinations and recommendations to the Board from time to time as may be appropriate, consistent with the Committee's charter.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 28, 2001

To the stockholders:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Argonaut Technologies, Inc. (the "Company"), a Delaware corporation, will be held on Thursday, June 28, 2001 at 2:00 p.m., local time, at the Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City, California 94065 for the purposes stated on the reverse side of this proxy card.

    The signatory on the reverse side of this proxy card (the "Signatory"), revoking all prior proxies, hereby appoints David P. Binkley, Ph.D. and John T. Supan, and each of them, as proxies and attorneys-in-fact, with full power of substitution, to represent and vote on the matters set forth in this proxy any and all shares of the Common Stock of the Company held or owned by or standing in the name of the Signatory on the Company's books that the Signatory would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held on June 28, 2001, at 2:00 p.m. local time Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City, California 94065 and any continuation or adjournment thereof, with all powers the Signatory would possess if personally present at the meeting.

    The Signatory hereby directs and authorizes said Proxies and each of them, or their substitute or substitutes, to vote as specified with respect to the proposals listed on the reverse side of this proxy card, or, if no specification is made, to vote in favor thereof. The Signatory hereby further confers upon said Proxies, and each of them, or their substitute or substitutes, discretionary authority to vote with respect to all other matters that may properly come before the meeting or any continuation or adjournment thereof.

    The Signatory hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ARGONAUT TECHNOLOGIES, INC.
VOTE ON DIRECTORS

1. To elect two (2) Class I Directors to serve for a three    For  Withhold  For All  To withhold authority to vote, mark
   year term and until their successors are duly elected and  All    All     Except   "For All Except" and write the
   qualified (Proposal One);                                                          nominee's number on the line below.
   1) Hingge Hsu, M.D.                 2) Ms. Lissa A.        [ ]    [ ]       [ ]    ------------------------------
     Goldenstein

VOTE ON PROPOSAL

2. To ratify the appointment of Ernst & Young LLP as          For   Against   Abstain
   independent auditors to the Company for the fiscal year      [       [ ]       [ ]
   ending December 31, 2001 (Proposal Two); and                 ]
3. To transact such other business as may properly be
   brought before the meeting and any adjournment(s)
   thereof.

                                                 The foregoing items of business
                                                 are more fully described in the
                                                 Proxy Statement accompanying
                                                 this Notice. Only stockholders
                                                 of record at the close of
                                                 business on May 14, 2001 are
                                                 entitled to notice of and to
                                                 vote at the meeting.

                                                 -------------------------------
                                                 Signature                  Date

                                                 -------------------------------
                                                 Signature (Joint Owners)   Date